UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2021

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 State Street, 9th Floor		02109
Boston,	MA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01: Entry into a Material Definitive Agreement.
On March 29, 2021, Pieris Pharmaceuticals, Inc. (“Pieris” or the “Company”) and AstraZeneca AB (“AstraZeneca”) entered into (1) Amendment No. 1 to the Non-exclusive Anticalin® Platform License Agreement dated May 2, 2017 and (2) Amendment No. 2 to the License and Collaboration Agreement dated May 2, 2017, as previously amended by Amendment No. 1 dated September 14, 2020 (collectively, the “Amended Collaboration Agreement”). Under the Amended Collaboration Agreement, the parties agreed to restructure certain commercial economics for the AZD1402/PRS-060 program by adjusting various milestones and royalty provisions, while fundamentally maintaining the overall value split between AstraZeneca and Pieris.

In connection with the Amended Collaboration Agreement, the Company and AstraZeneca entered into a subscription agreement (the “Subscription Agreement” and together with the Amended Collaboration Agreement, the “Agreements”) pursuant to which the Company agreed to issue to AstraZeneca, and AstraZeneca agreed to acquire from the Company, 3,584,230 shares of the Company’s common stock, $0.001 par value per share, for a total purchase price of ten million U.S. Dollars ($10,000,000), or $2.79 per share, in a private placement transaction pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Shares”). The Subscription Agreement includes a requirement that the Company file a registration statement to register the resale of the Shares issued to AstraZeneca within 60 calendar days of the issuance of the Shares.

Copies of the Amended Collaboration Agreement and the Subscription Agreement will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2021.

Item 3.02: Unregistered Sales of Equity Securities.

The information called for by Item 1.01 of this Current Report on Form 8-K regarding the Subscription Agreement is incorporated by reference into this Item 3.02.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: March 30, 2021	/s/ Tom Bures
Tom Bures
Vice President, Finance